UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2018

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code (770) 857-4700

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2018, Intercontinental Exchange, Inc. (“ICE”) announced its financial results for the fiscal quarter ended September 30, 2018. A copy of ICE’s press release announcing such financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein, including the attached press release, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

ICE makes references to non-GAAP financial information in the attached press release. A description of the non-GAAP financial information and a reconciliation of the non-GAAP financial information to the comparable GAAP financial measures are contained in the attached press release and ICE’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated October 31, 2018

____________________

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: October 31, 2018	/s/ Scott A. Hill
Scott A. Hill
Chief Financial Officer

3